Exhibit 10.2

                              CONSULTING AGREEMENT

         This Consulting Agreement (herein the "Agreement") is entered into this 13th Day of September, 2004 by and between AGU ENTERTAINMENT CORP, a Colorado corporation, (herein "the Company") and KEVIN WALTZER, located at 17 Larkspur Lane, Newtown, PA 18940, (herein "the Consultant").

RECITALS

         The Consultant provides financial and strategic planning services (the "Services") to private and public companies. The Company desires to obtain the assistance of the Consultant, and the Consultant is willing to provide such assistance, with respect to the Services.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the sufficiency of which is hereby acknowledged by each of the parties, the Company and the Consultant hereby agree as follows:

I.       ENGAGEMENT

         The Company hereby engages and retains the Consultant as non-exclusive Business Consultant for and on behalf of the Company to perform the Services (as that term is hereinafter defined) and the Consultant hereby accepts such appointment on the terms and subject to the conditions herein set forth and agrees to use its best efforts in providing such Services.

II.      INDEPENDENT CONTRACTOR

         A     The  Consultant  is,  and  in  all  respects  deemed  to  be,  an independent contractor in the performance of its duties hereunder, any law of any jurisdiction to the contrary notwithstanding.

         B The Consultant will not, by reason of this Agreement or the performance of the Services, be or be deemed to be, an employee, agent, partner, co-venturer or controlling person of the Company, and the Consultant will have no power to enter into any agreement on behalf of or otherwise bind the Company.

         C The Consultant will not have or be deemed to have, fiduciary obligations or duties to the Company and will be free to pursue, conduct and carry on for its own account (or for the account of others) such activities, employment ventures, businesses and other pursuits as the Consultant in its sole, absolute and unfettered discretion may elect.

         D Notwithstanding the above, no activity, employment, venture, business or other pursuit of the Consultant during the term of this Agreement will conflict with the Consultant's obligations under this Agreement or be adverse to the Company's interests during the term of this Agreement.

III.     SERVICES


CONFIDENTIAL                                                            INITIAL:
                                                                        COMPANY:
                                                                     CONSULTANT:
                                   Page 1 of 5

         The Consultant agree to provide the following, hereafter collectively referred to as the "Services":

         A. Assist the Company and/or any of its affiliates, associates, or co-brokers in strategic planning initiatives, financial advisory services, business consulting and such other services as the Company and the Consultant decide. If requested by the Company, the Consultant will agree to serve on an advisory board of the Company.

         B. Best Efforts. The Consultant will devote such time and best efforts to the affairs of the Company as is reasonable and adequate to render the Services contemplated by this Agreement.

         C.    In conjunction with the Services, the Consultant agrees to:

               1. Make itself available to the officers of the Company at such mutually agreed upon place during normal business hours for reasonable periods of time, subject to reasonable advance notice and mutually convenient scheduling, for the purpose of advising the Company in the preparation of such reports, summaries, corporate and/or transaction profiles, due diligence packages and/or other material and documentation ("Documentation") as will be necessary, in the opinion of the Consultant, to properly present the Company to other entities and individuals that could be of benefit to the Company.

               2. Make itself available for telephone conferences with the principal financial sales and/or operating officer(s) of the Company during normal business hours.

               3. Advise the Company's management in evaluating proposals and participating in negotiations with prospective investors, investor groups or their agents.

IV.      EXPENSES

         Both the Consultant and the Company will be responsible for their own normal and reasonable out-of-pocket expenses. "Normal and reasonable out-of-pocket expenses" will include but are not limited to: accounting, long distance communication, express mail, outside Consultant, etc., and other costs involved in the execution of this Agreement.

V.       COMPENSATION

         Full compensation for all services hereunder shall be as follows:

         A. 500,000 shares of common stock of the Company to be issued upon execution of this Agreement. The Shares offered hereunder will not be registered under the Securities Act or under the securities laws of any state or other jurisdiction. As a result, the Shares cannot be transferred or otherwise disposed of without registration under the Securities Act or, if applicable, the securities laws of any state or other jurisdiction, absent an otherwise applicable exemption there from, if any.

VI.      REPRESENTATIONS, WARRANTIES AND COVENANTS

         A. EXECUTION. The Execution, delivery and performance of this Agreement, in the time and manner herein specified, will not conflict with, result in a breach of, or constitute a default under any existing agreement, indenture, or other instrument to which either entity may be bound or affected.

CONFIDENTIAL                                                            INITIAL:
                                                                        COMPANY:
                                                                     CONSULTANT:

         B. Corporate Authority. Both the Company and the Consultant have full legal authority to enter into this Agreement and to perform the same in the time and manner contemplated.

         C. The individuals whose signatures appear below are authorized to sign this Agreement on behalf of their respective corporations.

         D. The Company will cooperate with the Consultant, and will promptly provide the Consultant with all pertinent materials and requested information in order for the Consultant to perform its Services pursuant to this Agreement.

VII.     TERM AND TERMINATION

         A. This Agreement shall be effective upon its execution and shall remain in effect for One (1) year.

         B. Either party shall have the right to terminate this engagement hereunder by furnishing the other with a 30-day written notice of such termination.

         C. However, no termination of this Agreement by the Company shall in any way affect the right of the Consultant to receive, as a result of its services rendered, the compensation granted hereunder.

VIII.    CONFIDENTIAL DATA

         A. The Consultant shall not divulge to others, any trade secret or confidential information, knowledge, or data concerning or pertaining to the business and affairs of the Company, obtained by the Consultant as a result of its engagement hereunder, unless authorized, in writing, by the Company.

IX.      OTHER MATERIAL TERMS AND CONDITIONS:

         A. INDEMNITY. Each party hereby agrees to indemnify the other from any claims, losses or damages arising from any material breach of this agreement. Such indemnification shall include payment of judgments, if any, and costs of legal representation and court costs, if any.

         B. ADDITIONAL INSTRUMENTS. Each of the parties shall, from time to time, at the request of others, execute, acknowledge and deliver to the other party any and all further instruments that may be reasonably required to give full effect and force to the provisions of this Agreement.

         C. ENTIRE AGREEMENT. Each of the parties hereby covenants that this Agreement is intended to and does contain and embody herein all of the understandings and Agreements, both written or oral, of the parties hereby with respect to the subject matter of this Agreement, and that there exists no oral agreement or understanding expressed or implied liability, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, empowered or affected. There are no representations, warranties or covenants other than those set forth herein.


CONFIDENTIAL                                                            INITIAL:
                                                                        COMPANY:
                                                                     CONSULTANT:
                                  Page 3 of 5

         D. GOVERNING LAWS. This Agreement shall be deemed to be made in, governed by and interpreted under and construed in all respects in accordance with the laws of the State of Florida irrespective of the country or place of domicile or residence of either party. In the event of controversy arising out of the interpretation construction, performance or breach of this Agreement, the parties hereby agree and consent to the jurisdiction and venue of the District or County Court of Dade County, Florida; or the United States District Court for the Southern District of Florida, and further agree and consent that personal service or process in any such action or proceeding outside of the State of Florida and Dade County shall be tantamount to service in person within Dade County, Florida and shall confer personal jurisdiction and venue upon either of said Courts.

         E. ASSIGNMENTS. The benefits of the Agreement shall inure to the respective successors and assigns of the parties hereto and of the indemnified parties hereunder and their successors and assigns and representatives, and the obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assigns; provided that the rights and obligations of the Company under this Agreement may not be assigned or delegated without prior consent of the Consultant, and any such purported assignment shall be null and void. Notwithstanding the foregoing, the Consultant may not assign or delegate its obligations and rights under this Agreement without consent of the Company, in the Company's sole discretion.

         F. ORIGINALS. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed an original and constitute one and the same agreement. Facsimile copies with signatures shall be given the same legal effect as an original.

         G. ADDRESSES OF PARTIES. Each party shall, at all times, keep the other informed of its principal place of business if different from that stated herein, and shall promptly notify the other of any change, giving the address of the new place of business or residence. The address of the respective parties follows hereunder:

                           AGU Entertainment Corp.
                           11077 Biscayne Blvd.
                           Suite 100
                           Miami, FL 33161
                           (305) 899-6100

                           Kevin Waltzer
                           17 Larkspur Lane,
                           Newtown, PA 18940

         H. NOTICES. All notices that are required to be or may be sent pursuant to the provision of this Agreement shall be sent by certified mail, return receipt requested, or by overnight package delivery service to each of the parties at the address appearing herein, and shall count from the date of mailing or the validated air bill.


CONFIDENTIAL                                                            INITIAL:
                                                                        COMPANY:
                                                                     CONSULTANT:
                                   Page 4 of 5

         I. MODIFICATION AND WAIVER. A modification or waiver of any of the provisions of this Agreement shall be effective only if made in writing and executed with the same formality as this Agreement. The failure of any party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature or of any other nature.

         J. ATTORNEYS' FEES. If any arbitration, litigation, action, suit, or other proceeding is instituted to remedy, prevent or obtain relief from a breach of this Agreement, in relation to a breach of this Agreement or pertaining to a declaration of rights under this Agreement, the prevailing party will recover all such party's attorneys' fees incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions there from. As used in this Agreement, attorneys' fees will be deemed to be the full and actual cost of any legal services actually performed in connection with the matters involved, including those related to any appeal or the enforcement of any judgment calculated on the basis of the usual fee charged by attorneys performing such services.



IN WITNESS WHEREOF THE PARTIES HAVE DULY EXECUTED THIS CONSULTING AGREEMENT THIS 15TH DAY OF SEPTEMBER 2004


AGU ENTERTAINMENT CORP


/S/ DAVID LEVY                                    SEPTEMBER 13, 1004
------------------------------                    ------------------------------
DAVID LEVY, PRESIDENT                             DATED

/S/ KEVIN WALTZER                                 SEPTEMBER 15, 2004
------------------------------                    ------------------------------
KEVIN WALTZER                                     DATED




CONFIDENTIAL                                                            INITIAL:
                                                                        COMPANY:
                                                                     CONSULTANT:
                                   Page 5 of 5